UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2006

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DELUXE CORPORATION
(Exact name of registrant as specified in its charter)
____________________

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (651) 483-7111

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

        On February 14, 2006, the Compensation Committee of the Company’s Board of Directors approved the performance criteria to be utilized in assessing the Company’s performance under its annual incentive plan (for the 2006 performance period), and also approved the issuance of equity-based grants under its long-term incentive program (or “LTIP”). All of the Company’s executive officers, together with other designated key employees, are eligible to participate in the Annual Incentive Plan (the “AIP”) and to receive equity-based grants under the Deluxe Corporation Stock Incentive Plan (the “SIP”), both of which plans have been approved by our shareholders.

        Under the AIP, cash bonuses are based on the achievement of objective, predetermined performance criteria for the fiscal year, as determined by the Compensation Committee. For fiscal 2006, the performance criteria include metrics based on operating income and revenue. Depending on whether a participant has a specific business unit affiliation, the criteria used to determine their bonus eligibility may include a combination of consolidated and business unit operating income and revenues, based in all cases upon weightings established by the Compensation Committee. Each participant in the AIP has a targeted payout eligibility expressed as a percentage of base salary and may earn bonuses ranging from 0% to 200% of the targeted amount, according to pre-approved payout scales for each performance criterion. For the Company’s Chief Executive Officer, the target bonus opportunity is 100% of base salary, and for all other executive officers to be named in the Company’s proxy statement, the target bonus opportunity is 50% of base salary. If threshold performance levels are not achieved, participants are not eligible for bonuses under the AIP.

        For 2006, the Company’s LTIP includes grants of non-qualified stock options having an exercise price equal to the fair market value of the Company’s common stock on the date of grant, as well as performance accelerated restricted stock. All such grants approved by the Compensation Committee on February 14, 2006, are governed by standard forms of award agreements, copies of which are attached as exhibits 10.1 and 10.2 to this Form 8-K. The grants approved by the Compensation Committee on February 14 for the Company’s executive officers also include restricted stock that will vest after a two-year retention period, which grants are governed by award agreements in the form attached as exhibit 10.3 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

        (d)  Exhibits

10.1	Form of Non-Qualified Stock Option Agreement (as amended February 2006)

10.2	Form of Performance Accelerated Restricted Stock Award Agreement (2006 grants)

10.3	Form of Restricted Stock Award Agreement (Two-Year Retention Term)

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2006

DELUXE CORPORATION

/s/ Anthony C. Scarfone

Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

10.1	Form of Non-Qualified Stock Option Agreement (as amended February 2006)

10.2	Form of Performance Accelerated Restricted Stock Award Agreement (2006 grants)

10.3	Form of Restricted Stock Award Agreement (Two-Year Retention Term)